UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26251	04-2837575
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Littleton Road

Westford, MA 01886

(Address of principal executive offices and zip code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTCT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2025, NetScout Systems, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2019 Equity Incentive Plan (the “Amended 2019 Plan”) to increase the aggregate number of shares of the Company’s common stock authorized for issuance thereunder by 3,500,000 shares. The Company’s board of directors (the “Board”) previously approved the Amended 2019 Plan, subject to stockholder approval, on July 17, 2025. The Amended 2019 Plan became effective immediately upon stockholder approval at the 2025 Annual Meeting.

A more detailed summary of the material features of the Amended 2019 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2025 Annual Meeting filed with the Securities and Exchange Commission on July 25, 2025 (the “Proxy Statement”) under the caption “Proposal 3: Approval of the NetScout Systems, Inc. 2019 Equity Incentive Plan, As Amended.” That detailed summary and the foregoing description of the Amended 2019 Plan are qualified in their entirety by reference to the full text of the Amended 2019 Plan, which is filed as Appendix B to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A summary of the matters voted upon by stockholders at the 2025 Annual Meeting is set forth below. As of July 14, 2025, the record date for the 2025 Annual Meeting, 72,418,147 shares of the Company’s common stock were issued and outstanding.

1.

The Company’s stockholders elected each of Robert E. Donahue, John R. Egan, Marlene Pelage, and Anil K. Singhal as Class II directors of the Company with each director to serve a three-year term until the Company’s 2028 annual meeting of stockholders. The voting results were as follows:

	For	Withheld	Broker Non- Votes
Robert E. Donahue	53,006,392	5,957,358	5,879,582
John R. Egan	48,312,769	10,650,981	5,879,582
Marlene Pelage	58,647,373	316,377	5,879,582
Anil K. Singhal	53,776,708	5,187,042	5,879,582

2.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
51,034,391	7,875,187	54,172	5,879,582

3.	The Company’s stockholders approved the Amended 2019 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
44,952,926	13,990,851	19,973	5,879,582

4.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
59,160,823	5,611,662	70,847	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jeff Levinson
Jeff Levinson
Senior Vice President, General Counsel and Secretary

Date: September 12, 2025